Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT dated as of July 5, 2013 (this “Amendment”), is among AMERICAN APPAREL (USA), LLC, a California limited liability company (“AA USA”), AMERICAN APPAREL RETAIL, INC., a California corporation (“AA Retail”), AMERICAN APPAREL DYEING & FINISHING, INC., a California corporation (“AA Dyeing & Finishing”), KCL KNITTING, LLC, a California limited liability company (“KCL” and, together with AA USA, AA Retail and AA Dyeing & Finishing, collectively, the “Borrowers” and each, individually, a “Borrower”), AMERICAN APPAREL, INC., a Delaware corporation (“Holdings”), FRESH AIR FREIGHT, INC., a California corporation (“Fresh Air” and, together with Holdings, collectively, the “Guarantors” and each, individually, a “Guarantor”), CAPITAL ONE LEVERAGE FINANCE CORP., as administrative agent (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.

RECITALS:

A.         The Borrowers, the other borrowers from time to time party thereto, the Guarantors, the other guarantors from time to time party thereto, the lenders from time to time party thereto (collectively, “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of April 4, 2013 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of May 22, 2013, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.         The Guarantors have entered into that certain Guaranty dated as of April 4, 2013, in favor of the Administrative Agent.

C.         The Borrowers have requested that the Administrative Agent and Lenders amend certain provisions of the Credit Agreement.

D.         Subject to the terms and conditions set forth below, the Administrative Agent and Lenders party hereto are willing to so amend the Credit Agreement.

In furtherance of the foregoing, the parties agree as follows:

Section 1.         AMENDMENTS.  Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is amended as follows:

(a)        The existing definitions in Section 1.01 of the Credit Agreement for the terms “Appraiser,” “Business Day,” “Required Lenders” and “Swing Line Sublimit” are deleted in their entirety and the following new definitions for such terms are added in lieu thereof:

“Appraiser” means an appraisal firm reasonably acceptable to the Administrative Agent.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to the calculation of the Eurodollar Rate, means any such day that is a London Banking Day; provided that, for purposes of the definition of “Defaulting Lender,” Section 2.01 and Section 2.02 only, “Business

Day” shall exclude any other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, Canada.

“Required Lenders” means, as of any date of determinations, two or more Lenders holding more than 66 2/3% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and (b) aggregate unused Commitments; provided that (i) the unused Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; and (ii) if there are only two (2) Lenders, “Required Lenders” shall mean both Lenders, and if there is only one (1) Lender, “Required Lenders” shall mean such Lender.  Additionally, solely for this definition, a Lender and its Affiliates shall collectively constitute one (1) Lender.

“Swing Line Sublimit” means $7,500,000.

(b)        The existing Section 8.03 of the Credit Agreement is amended by deleting clause (vii) in its entirety and inserting the following in lieu thereof:

(vii)         Seventh, to payment of that portion of the Obligations constituting unpaid principal on the Swing Line Loan and unpaid L/C Borrowings, ratably among the holders thereof in proportion to the respective amounts described in this clause Seventh held by them;

(c)         The existing Section 9.03 of the Credit Agreement is amended by deleting the last sentence of the second paragraph thereof in its entirety and inserting the following in lieu thereof:

The Administrative Agent shall promptly notify the Lenders or each other Lender, as the case may be, upon obtaining actual knowledge of the existence of a Default or Event of Default; provided that the Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent in writing by a Credit Party, a Lender or the L/C Issuer.  The Administrative Agent shall hold all security for itself and for and on behalf of the Secured Parties, in accordance with this Agreement and the other Loan Documents.  The Administrative Agent shall provide copies of all Security Documents requested by any Lender and follow the instructions of the Required Lenders with respect to perfecting and maintaining the security granted to the Administrative Agent under this Agreement or Security Documents, provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose it to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law.

(d)         The existing Schedule 2.01 to the Credit Agreement is deleted in its entirety and Schedule 2.01 attached hereto is inserted in lieu thereof.  For the avoidance of doubt, the revised Schedule 2.01 includes the increase in the Commitments pursuant to Section 2.21 of the Credit Agreement and that certain Revolving Credit Facility Increase Request dated as of July 3, 2013.  As of the Amendment Effective Date, Borrowers have fully utilized the increase option under Section 2.21 of the Credit Agreement, and the Revolving Credit Facility may not be further increased pursuant to such Section.

(d)         The existing Schedule 6.20 to the Credit Agreement is deleted in its entirety and Schedule 6.20 attached hereto is inserted in lieu thereof.

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The amendments to the Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be affected hereby.

Section 2.         CONDITIONS PRECEDENT.  The parties hereto agree that the amendments set forth in Section 1 above shall not be effective until the satisfaction of each of the following conditions precedent (the date on which such conditions precedent are satisfied or waived, the “Amendment Effective Date”):

(a)         Documentation.  The Administrative Agent shall have received (i) a counterpart of this Amendment, duly executed and delivered by each Borrower, each Guarantor and each Lender, and (ii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and any other legal matters relating to the Credit Parties or the transactions contemplated hereby.

(b)         Revolving Credit Facility Increase and Assignment.  (i) The Revolving Credit Facility shall have been increased in accordance with Section 2.21(e) of the Credit Agreement such that, as of the Amendment Effective Date, the Commitments are $50,000,000, and the Administrative Agent shall have received each document or certificate required pursuant to Section 2.21(e) of the Credit Agreement; and (ii) the Administrative Agent shall have received an Assignment and Assumption Agreement, duly executed by Bank of Montreal, Chicago Branch and the Borrower Agent.

(c)         Fees and Expenses. All fees and expenses of counsel to the Administrative Agent estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses), in each case to the extent invoiced.

Section 3.         REPRESENTATIONS AND WARRANTIES.

(a)         In order to induce the Administrative Agent and Lenders to enter into this Amendment, each Credit Party represents and warrants to the Administrative Agent and Lenders as follows:

(i)           The representations and warranties made by such Credit Party contained in Article V of the Credit Agreement are true and correct in all material respects (but without any duplication of any materiality qualifications) on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties are true and correct in all material respects (but without any duplication of any materiality qualifications) on and as of such earlier date.

(ii)           Since the Balance Sheet Date, no act, event, condition or circumstance has occurred or arisen which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

(iii)           No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

(b)         In order to induce the Administrative Agent and Lenders to enter into this Amendment, each Credit Party represents and warrants to the Administrative Agent and Lenders that this Amendment has been duly authorized, executed and delivered by such Credit Party and constitutes its legal, valid and binding obligation.

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Section 4.         MISCELLANEOUS

(a)         Ratification and Confirmation of Loan Documents.  Each Credit Party hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including, without limitation, with respect to each Guarantor, the continuation of its payment and performance obligations under the Guaranty upon and after the effectiveness of the amendments contemplated hereby and, with respect to each Credit Party, the continuation and existence of the liens granted under the Security Documents to secure the Obligations).

(b)         Fees and Expenses.  The Borrowers, jointly and severally, shall promptly pay on demand (and, in any event, within 10 Business Days after demand therefor) all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

(c)         Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)         Governing Law; Waiver of Jury Trial.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

(e)         Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

(f)          Entire Agreement.  This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing signed by the parties hereto for such purpose.

(g)          Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h)          Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each Borrower, each Guarantor, the Administrative Agent, each Lender and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

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The following parties have caused this Amendment No. 2 to Credit Agreement to be executed as of the date first written above.

BORROWERS:

AMERICAN APPAREL (USA), LLC

By:	/s/ John Luttrell
	Name:	John Luttrell
	Title:	Chief Financial Officer

AMERICAN APPAREL RETAIL, INC.

By:	/s/ John Luttrell
	Name:	John Luttrell
	Title:	Chief Financial Officer

AMERICAN APPAREL DYEING & FINISHING, INC.

By:	/s/ John Luttrell
	Name:	John Luttrell
	Title:	Chief Financial Officer

KCL KNITTING, LLC

By:	/s/ John Luttrell
	Name:	John Luttrell
	Title:	Chief Financial Officer

AMENDMENT NO. 2 TO CREDIT AGREEMENT
Signature Page

GUARANTORS:

AMERICAN APPAREL, INC.

By:	/s/ John Luttrell
	Name:	John Luttrell
	Title:	Chief Financial Officer

FRESH AIR FREIGHT, INC.

By:	/s/ John Luttrell
	Name:	John Luttrell
	Title:	Chief Financial Officer

AMENDMENT NO. 2 TO CREDIT AGREEMENT
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

CAPITAL ONE LEVERAGE FINANCE CORP.,
as Administrative Agent and Lender

By:	/s/ Julianne Low
	Name:	Julianne Low
	Title:	Vice President

AMENDMENT NO. 2 TO CREDIT AGREEMENT
Signature Page

BANK OF MONTREAL, CHICAGO BRANCH,
as Lender

By:	/s/ Larry Allan Swiniarski
	Name:	Larry Allan Swiniarski
	Title:	Director, Bank of Montreal, Chicago Branch

AMENDMENT NO. 2 TO CREDIT AGREEMENT
Signature Page

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
Capital One Leverage Finance Corp.	$35,000,000.00	70.000000000%
Bank of Montreal, Chicago Branch	$15,000,000.00	30.000000000%
Total	$50,000,000.00	100.000000000%

SCHEDULE 6.20

Post Closing Obligations

The Credit Parties shall deliver, or cause to be delivered, to the Administrative Agent as soon as possible, but in any event within the time periods set forth below (or such longer period as the Administrative Agent may otherwise agree), in each case, in form and substance reasonably satisfactory to the Administrative Agent:

Within 90 days after the Closing Date:

1.         A duly executed Agency Account Agreement among the applicable Credit Parties, the Administrative Agent, U.S. Bank National Association, as Senior Notes Trustee, and HSBC Bank USA, National Association, as depositary bank, with respect to the Credit Parties’ deposit accounts maintained at HSBC Bank USA, National Association required to be subject to an Agency Account Agreement pursuant to the terms of Section 6.17 of the Credit Agreement.

2.         A duly executed Agency Account Agreement among the applicable Credit Parties, the Administrative Agent, U.S. Bank National Association, as Senior Notes Trustee, and U.S. Bank National Association, as depositary bank, with respect to the Credit Parties’ deposit accounts maintained at U.S. Bank National Association required to be subject to an Agency Account Agreement pursuant to the terms of Section 6.17 of the Credit Agreement.

3.         Evidence satisfactory to the Administrative Agent that the Lien in favor of Bank of America, N.A. on the Permitted Bank of America Cash Collateral has been terminated.

4.         Evidence satisfactory to the Administrative Agent that the Lien in favor of Crystal Financial LLC on the Permitted Crystal Cash Collateral has been terminated.

Within 120 days after the Closing Date:

5.         A copy of all commercial property, liability and trade credit insurance policies, a certificate of insurance with respect thereto and an endorsement from an independent insurance broker naming the Administrative Agent as lender’s loss payee or additional insured, as applicable, thereunder, which shall be in amounts, types and terms and conditions reasonably satisfactory to the Administrative Agent.

6.         A duly executed Collateral Assignment of Lease between AA USA and Utica Leaseco, LLC pursuant to which AA USA assigns all of its interests in that certain Equipment Lease Agreement dated November 13, 2012 between AA USA, as lessee, and Utica Leaseco, LLC, as lessor, to the Administrative Agent.

7.         A duly executed Agency Account Agreement among the applicable Credit Parties, the Administrative Agent, U.S. Bank National Association, as Senior Notes Trustee, and Bank of America, N.A., as depositary bank, with respect to the Credit Parties’ deposit accounts maintained at Bank of America, N.A. required to be subject to an Agency Account Agreement pursuant to the terms of Section 6.17 of the Credit Agreement.

No later than December 31, 2013:

8.         Evidence satisfactory to the Administrative Agent that all of the Credit Parties’ deposit accounts maintained at U.S. Bank National Association as of the Closing Date have been closed; provided that, at all times after July 5, 2013, the Credit Parties’ operating account number 153499249377 and payroll account number 153492249492 shall be the only deposit accounts maintained by the Credit Parties at U.S. Bank National Association until December 31, 2013 (or such longer period as the Administrative Agent may otherwise agree.